Exhibit 10.95

CONSENT AND ACKNOWLEDGEMENT

This CONSENT AND ACKNOWLEDGEMENT (this “Consent”) is delivered as of                                   , 2010 by the undersigned stockholder (the “Stockholder”).

WHEREAS, the Stockholder and Cano Petroleum, Inc., a Delaware corporation (the “Company”) are parties to that certain Stock Voting Agreement, dated as of                                         , 2009 (the “Agreement), pursuant to which, among other things, the Stockholder delivered to the Company an Irrevocable Proxy dated                         , 2009 (the “Proxy”);

WHEREAS, Resaca Exploitation, Inc, a Texas corporation (“Resaca”), Resaca Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Resaca (“Merger Sub”), and the Company are parties to that certain Agreement and Plan of Merger dated September 29, 2009 (the “Merger Agreement”), as amended pursuant to that certain Amendment No. 1 to Agreement and Plan of Merger dated February 24, 2010 (“Amendment No. 1”) and as proposed to be further amended in accordance with the Amendment No. 2 to Agreement and Plan of Merger attached hereto as Exhibit A (“Amendment No. 2” and, together with Amendment No. 1, the “Amendments”, pursuant to which Merger Sub will merge with and into Company (the “Merger”).  Each capitalized term used herein and not otherwise defined shall have the meaning set forth in the Merger Agreement; and

WHEREAS, the Company desires to obtain the consent and acknowledgement of the Stockholder relative to certain modifications to the terms of the Merger Consideration to be received by the Stockholder pursuant to the Merger, the terms of which are set forth in (i) the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Resaca attached hereto as Exhibit B (the “Resaca CD”) and (ii) the Investors Rights Agreement attached hereto as Exhibit C (the “Resaca IR Agreement”).

1.     The Stockholder hereby consents to the Amendments and the modifications to the terms of the Merger Consideration as set forth in the Amendments, the Resaca CD and the Resaca IR Agreement.

2.     The Stockholder hereby consents to the Offering and the Subsequent Offering (if any) (each as defined in the Resaca CD).

3.     The Stockholder hereby consents and acknowledges that the Agreement and the Proxy each remain in full force and effect.

IN WITNESS WHEREOF, the Stockholder has caused this Consent to be duly executed, as of the date and year first above written.

Stockholder

By:
Name:
Title:

EXHIBIT A

Amendment No. 2 to Agreement and Plan of Merger

A-1

EXHIBIT B

Certificate of Designations, Preferences and Rights of
Series A Convertible Preferred Stock of Resaca

B-1

EXHIBIT C

Investors Rights Agreement

C-1